                                                                  EXHIBIT 10.7.2

                                                               EXECUTION VERSION

                               AMENDMENT NO. 2 TO
                         THIRD AMENDED AND RESTATED LOAN
                       CERTIFICATE AND SERVICING AGREEMENT

         THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN CERTIFICATE AND SERVICING AGREEMENT, dated as of April 22, 2003 (this "Amendment"), is entered into by and among

         (1) CAPITALSOURCE FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the "Seller");

         (2) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CapitalSource Finance"), as the originator (together with its successors and assigns in such capacity, the "Originator"), and as the servicer (together with its successors and assigns in such capacity, the "Servicer");

         (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "VFCC"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (4) FAIRWAY FINANCE CORPORATION, a Delaware corporation (together with its successors and assigns, "Fairway"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (5) EIFFEL FUNDING, LLC, a Delaware limited liability company (together with its successors and assigns, "Eiffel"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (6) HANNOVER FUNDING COMPANY LLC, a Delaware limited liability company (together with its successors and assigns, "Hannover"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (7) WACHOVIA SECURITIES, INC. (f/k/a First Union Securities, Inc.), a Delaware corporation (together with its successors and assigns, "WSI"), as the agent for VFCC (together with its successors and assigns in such capacity, the "VFCC Agent") and as the agent for the VFCC Agent, the Eiffel Agent, the Fairway Agent and the Hannover Agent (together with its successors and assigns in such capacity, the "Administrative Agent");

         (8) BMO NESBITT BURNS CORP., a Delaware corporation (together with its successors and assigns, "BMO Nesbitt Burns"), as the agent for Fairway (together with its successors and assigns in such capacity, the "Fairway Agent");

         (9) CDC FINANCIAL PRODUCTS INC., a Delaware corporation (together with its successors and assigns, "CDC"), as the agent for Eiffel (together with its successors and assigns in such capacity, the "Eiffel Agent");

         (10) NORDDEUTSCHE LANDESBANK GIROZENTRALE, a bank organized under the laws of Germany (together with its successors and assigns, "Nord LB"), as the agent for Eiffel (together with its successors and assigns in such capacity, the "Hannover Agent"); and

         (11) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION ("Wells Fargo"), not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the "Backup Servicer"), and not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian").

         Capitalized terms used but not defined herein are used as defined in the Agreement (defined below).

         WHEREAS, the parties hereto entered into that certain Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of February 25, 2003, as amended by Amendment No. 1 to Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of April 3, 2003 (as further amended, supplemented, modified or restated from time to time, the "Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.        AMENDMENTS.

         (a) The definition of "Facility Amount" in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

         Facility Amount: $700,000,000, as such amount may vary from time to time upon the written agreement of the parties hereto; provided, that, such amount may not at any time exceed the aggregate Commitments then in effect; provided, further, that, on or after the Termination Date, the Facility Amount shall mean the Advances Outstanding.

         (b) Section 2.1(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(a)     On the terms and conditions hereinafter set forth, on
         the Closing Date, the Seller shall deliver to each of the Purchaser Agents, at the applicable address set forth on the signature pages of this Agreement, duly executed variable funding certificates (each a "Variable Funding Certificate" or "VFC"), in substantially the form of Exhibits B-1, B-2, B-3 and B-4, dated as of the date of this Agreement, in an aggregate face amount equal to the Facility Amount, and otherwise duly completed. Each Variable Funding Certificate shall evidence an undivided ownership interest in the Assets purchased by each applicable Purchaser in an amount equal, at any time, to the percentage equivalent of a fraction (i) the numerator of which is the Advances outstanding under the applicable VFC on such day, and (ii) the denominator of which is the total aggregate Advances Outstanding on such day. Interest shall accrue, and each VFC shall be payable, as described herein. The VFC purchased by (1) VFCC shall be in the name of "Wachovia Securities, Inc., as the VFCC Agent" and shall be in the face amount equal to $350,000,000, (2) Fairway shall be in the name of "BMO Nesbitt Burns Corp., as the Fairway Agent" and shall be in the face amount equal to $150,000,000, (iii) Eiffel shall be in the name of "Auer & Co., as nominee for Deutsche Bank Trust Company Americas, Collateral Trustee for Eiffel Funding, LLC" and shall be in the face amount equal to $125,000,000, and (iv) Hannover shall be in the name of "Norddeutsche Landesbank Girozentrale, as the Hannover Agent" and shall be in the face amount equal to $75,000,000."

         (c) Exhibit B-1 to the Agreement is hereby amended and replaced in its entirety by Exhibit B-1 attached to this Amendment.

         SECTION 2.        AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3.        CONDITIONS PRECEDENT.

         This Amendment shall not be effective until having been duly executed by, and delivered to, the parties hereto.

         SECTION 4.        MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         (h) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                           CAPITALSOURCE FUNDING LLC

                                      By: /s/ James M. Mozingo
                                          ______________________
                                      Name: James M. Mozingo
                                            ____________________
                                      Title: Controller
                                            ____________________

                                      CapitalSource Funding LLC
                                      4445 Willard Avenue, 12th Floor
                                      Chevy Chase, Maryland 20815
                                      Attention:        Controller
                                      Facsimile No.:    (301) 841-2375
                                      Confirmation No.: (301) 841-2731

THE ORIGINATOR                        CAPITALSOURCE FINANCE LLC
AND SERVICER:

                                      By: /s/ James M. Mozingo
                                          ______________________
                                      Name: James M. Mozingo
                                            ____________________
                                      Title: Controller
                                             ___________________

                                      CapitalSource Finance LLC
                                      4445 Willard Avenue, 12th Floor
                                      Chevy Chase, Maryland 20815
                                      Attention:        Controller
                                      Facsimile No.:    (301) 841-2375
                                      Confirmation No.: (301) 841-2731

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC:                                 VARIABLE FUNDING CAPITAL
                                      CORPORATION
Commitment:

$350,000,000                          By: Wachovia Securities, Inc., as
                                      attorney-in-fact

                                      By: /s/ Douglas R. Wilson, Sr.
                                         _______________________________________
                                      Name: Douglas R. Wilson, Sr.
                                           _____________________________________
                                      Title: Vice President
                                            ____________________________________

                                      Variable Funding Capital Corporation
                                      c/o Wachovia Securities, Inc.
                                      One Wachovia Center, Mail Code: NC0610
                                      Charlotte, North Carolina 28288
                                      Attention:        Conduit Administration
                                      Facsimile No.:    (704) 383-6036
                                      Confirmation No.: (704) 383-9343

With respect to notices required pursuant to Section 13.2, a copy of notices sent to VFCC shall be sent to:

                                      Lord Securities Corp.
                                      2 Wall Street, 19th Floor
                                      New York, New York 10005
                                      Attention:        Vice President
                                      Facsimile No.:    (212) 346-9012
                                      Confirmation No.: (212) 346-9008

THE ADMINISTRATIVE AGENT AND          WACHOVIA SECURITIES, INC.
THE VFCC AGENT:                       f/k/a First Union Securities, Inc.
                                      By: /s/ Paul A. Burkhart
                                         _______________________________________
                                      Name: Paul A. Burkhart
                                           _____________________________________
                                      Title: Vice President
                                            ____________________________________

                                      Wachovia Securities, Inc.
                                      One Wachovia Center, Mail Code: NC0610
                                      Charlotte, North Carolina 28288
                                      Attention:        Conduit Administration
                                      Facsimile No.:    (704) 383-6036
                                      Confirmation No.: (704) 383-9343

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

EIFFEL:                               EIFFEL FUNDING, LLC

Commitment:                           By: Global Securitization Services, LLC,
$125,000,000                          its manager

                                      By: /s/ Andrew L. Stidd
                                          _______________________
                                      Name: Andrew L. Stidd
                                            _____________________
                                      Title: President
                                            _____________________

                                      Eiffel Funding, LLC
                                      c/o Global Securitization Services, LLC
                                      Suite 338
                                      400 West Main Street
                                      Babylon, New York 11702
                                      Attention:        Andrew Stidd
                                      Facsimile No.:    (212) 302-8767
                                      Confirmation No.: (631) 587-4700

EIFFEL AGENT:                         CDC FINANCIAL PRODUCTS INC.

                                      By: /s/ Paul Monaghan
                                          _______________________
                                      Name: Paul Monaghan
                                            _____________________
                                      Title: Director
                                            _____________________

                                      By: /s/
                                      Name:_____________________________________
                                      Title:____________________________________

                                      CDC Financial Products Inc.
                                      9 West 57th Street
                                      New York, New York 10019
                                      Attention:        Adil Nathani
                                      Facsimile No.:    (212) 891-3335
                                      Confirmation No.: (212) 891-6121

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

FAIRWAY:                              FAIRWAY FINANCE CORPORATION

Commitment:
$150,000,000

                                      By: /s/ Jill A. Gordon
                                         _______________________________________
                                      Name: Jill A. Gordon
                                           _____________________________________
                                      Title: Vice President
                                            ____________________________________

                                      Fairway Finance Corporation
                                      c/o Lord Securities Corporation
                                      48 Wall Street, 27th Floor
                                      New York, New York 10005
                                      Facsimile No.:    (212) 346-9012
                                      Confirmation No.: (212) 346-9000

FAIRWAY AGENT:                        BMO NESBITT BURNS CORP.

                                      By: /s/ David J. Kucera
                                         _______________________________________
                                      Name: David J. Kucera
                                           _____________________________________
                                      Title: Managing Director
                                            ____________________________________

                                      By: /s/ Jeffrey J. Phillips
                                         _______________________________________
                                      Name: Jeffrey J. Phillips
                                           _____________________________________
                                      Title: Executive Managing Director
                                            ____________________________________

                                      BMO Nesbitt Burns Corp.
                                      115 South LaSalle Street
                                      13th Floor West
                                      Chicago, Illinois 60603
                                      Attention:        Kevin Gibbons
                                      Facsimile No.:    (312) 293-4908
                                      Confirmation No.: (312) 461-5542

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

HANNOVER:                             HANNOVER FUNDING COMPANY LLC

Commitment:
$75,000,000

                                      By: /s/ Andrew Yearde
                                          ______________________________________
                                          Andrew Yearde, Vice-President

                                      Hannover Funding Company LLC
                                      c/o Global Securitization Services, LLC
                                      114 West 47th Street, Suite 1715
                                      New York, New York 10036
                                      Attention: Andrew Yearde, Vice-President
                                      Facsimile No.: ___________________________
                                      Confirmation No.: (212) 302-5151

HANNOVER AGENT:                       NORDDEUTSCHE LANDESBANK GIROZENTRALE

                                      By: /s/ Omar Olaf Bolli
                                          ______________________________________
                                          Omar Olaf Bolli, Senior Vice-President

                                      By: /s/ Edward M. Weber
                                          ______________________________________
                                          Edward M. Weber, Vice-President

                                      Norddeutsche Landesbank Girozentrale
                                      1114 Avenue of the Americas, 37th Floor
                                      New York, New York 10036
                                      Attention: Omar Olaf Bolli, Vice-President
                                      Facsimile No.: (212) 812-6888
                                      Confirmation No.: (212) 812-6946

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE BACKUP SERVICER:                  WELLS FARGO BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity but solely as Backup
                                      Servicer

                                      By: /s/ Timothy Matyi
                                          ___________________________________
                                      Name: Timothy Matyi
                                            _________________________________
                                      Title: Assistant Vice President
                                            _________________________________

                                      Wells Fargo Bank Minnesota, National
                                      Association
                                      Sixth Street and Marquette Avenue
                                      MAC N9311-161
                                      Minneapolis, Minnesota 55479
                                      Attention: Corporate Trust Services
                                                 Asset-Backed Administration
                                      Facsimile No.:    (612) 667-3539
                                      Confirmation No.: (612) 667-8058

THE COLLATERAL CUSTODIAN:             WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, not in its
                                      individual capacity but solely as
                                      Collateral Custodian

                                      By: /s/ Timothy Matyi
                                          ___________________________________
                                      Name: Timothy Matyi
                                            _________________________________
                                      Title: Assistant Vice President
                                            _________________________________

                                      Wells Fargo Bank Minnesota, National
                                      Association
                                      Sixth Street and Marquette Avenue
                                      MAC N9311-161
                                      Minneapolis, Minnesota 55479
                                      Attention: Corporate Trust Services
                                                 Asset-Backed Administration

                                      Facsimile No.:    (612) 667-3539
                                      Confirmation No.: (612) 667-8058

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Acknowledged and Agreed to
as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Hedge Counterparty

By: /s/ Bill A. Shirley
   _______________________________________
Name: Bill A. Shirley
     _____________________________________
Title: Senior Vice President
      ____________________________________

Wachovia Bank, National Association
One Wachovia Center, DC-8
Charlotte, North Carolina 28288-0600
Attention: Bruce M. Young, Senior Vice President,
           Risk Management
Facsimile No.:    (704) 383-0575
Confirmation No.: (704) 383-8778

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

NOMURA CREDIT & CAPITAL, INC.,
as the Participant

By: /s/ N. Dante LaRocca
    ____________________________
Name: N. Dante LaRocca
     ___________________________
Title: Authorized Agent
       _________________________

Nomura Credit & Capital, Inc.
2 World Financial Center
Building B
New York, New York 10281
Attention:        Asset Backed Finance Group
Facsimile No.:    (212) 667-1046
Confirmation No.: (212) 667-2427

NOMURA HOLDING AMERICA INC.,
as the Guarantor

By: /s/ Edward Farrell
    ______________________________
Name: Edward Farrell
      ____________________________
Title: Chief Financial Officer
       ___________________________

Nomura Holding America Inc.
2 World Financial Center
Building B
New York, New York 10281
Attention:        Asset Backed Finance Group
Facsimile No.:    (212) 667-1046
Confirmation No.: (212) 667-2427

                                                           EXHIBIT B-1
                                                           To Amendment No. 2 to
                                                           Third Amended and
                                                           Restated Loan
                                                           Certificate and
                                                           Servicing Agreement

                      FORM OF VARIABLE FUNDING CERTIFICATE
                                     (VFCC)

$350,000,000                                                      April 22, 2003

         THIS VARIABLE FUNDING CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS VARIABLE FUNDING CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

         THIS VARIABLE FUNDING CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE THIRD AMENDED AND RESTATED LOAN CERTIFICATE AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR VALUE RECEIVED, CAPITALSOURCE FUNDING LLC, a Delaware limited liability company (the "Seller"), promises to pay to Wachovia Securities, Inc. (formerly known as First Union Securities, Inc.) ("WSI"), as the VFCC agent (the "VFCC Agent"), or its or Variable Funding Capital Corporation's ("VFCC") assigns, the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000), or, if less, the unpaid principal amount of the aggregate advances ("Advances") made by VFCC to the Seller pursuant to the Third Amended and Restated Loan Certificate and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Third Amended and Restated Loan Certificate and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Advance as provided in the Third Amended and Restated Loan Certificate and Servicing Agreement, on each Payment Date and each other date specified in the Third Amended and Restated Loan Certificate and Servicing Agreement.

         This Variable Funding Certificate (the "Certificate") is issued pursuant to the Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of February 25, 2003 (the "Third Amended and Restated Loan Certificate and Servicing Agreement"), by and among the Seller, as the seller, CapitalSource Finance LLC, as the originator and as the servicer, VFCC, Fairway Finance Corporation, Eiffel Funding, LLC and Hannover Funding Company LLC , as the purchasers, WSI, as the administrative agent, the VFCC Agent, BMO Nesbitt Burns Corp., as

                                      B-1-1
the Fairway agent, CDC Financial Products, Inc., as the Eiffel agent, Norddeutsche Landesbank Girozentrale, as the Hannover agent, and Wells Fargo Bank Minnesota, National Association, as the backup servicer and as the collateral custodian, as amended by Amendment No. 1 to Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of March 3, 2003, and by Amendment No. 2 to Third Amended and Restated Loan Certificate and Servicing Agreement, dated as of April 22, 2003. Capitalized terms used but not defined in this Certificate are used with the meanings ascribed to them in the Third Amended and Restated Loan Certificate and Servicing Agreement, as amended.

         Notwithstanding any other provisions contained in this Certificate, if at any time the rate of interest payable by the Seller under this Certificate, when combined with any and all other charges provided for in this Certificate, in the Third Amended and Restated Loan Certificate and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Certificate), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Certificate shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Certificate is less than the Maximum Lawful Rate, the Seller shall continue to pay interest under this Certificate at the Maximum Lawful Rate until such time as the total interest paid by the Seller is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Certificate. In no event shall the total interest received by VFCC under this Certificate exceed the amount which VFCC could lawfully have received had the interest due under this Certificate been calculated since the date of this Certificate at the Maximum Lawful Rate.

         Payments of the principal of, and interest on, Advances represented by this Certificate shall be made by or on behalf of the Seller to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Third Amended and Restated Loan Certificate and Servicing Agreement, or in such manner or at such other address as the holder of this Certificate shall have specified in writing to the Seller for such purpose, without the presentation or surrender of this Certificate or the making of any notation on this Certificate.

         If any payment under this Certificate falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

         If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus 2%, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

         Portions or all of the principal amount of the Certificate shall become due and payable at the time or times set forth in the Third Amended and Restated Loan Certificate and Servicing Agreement. Any portion or all of the principal amount of this Certificate may be prepaid, together with interest thereon (and, as set forth in the Third Amended and Restated Loan

                                      B-1-2

Certificate and Servicing Agreement, certain costs and expenses of VFCC) at the time and in the manner set forth in, but subject to the provisions of, the Third Amended and Restated Loan Certificate and Servicing Agreement.

         Except as provided in the Third Amended and Restated Loan Certificate and Servicing Agreement, the Seller expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Certificate.

         All amounts evidenced by this Certificate, VFCC's Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the VFCC Agent, on the schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the VFCC Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Seller under this Certificate as provided in the Third Amended and Restated Loan Certificate and Servicing Agreement.

         The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by VFCC and represented by this Certificate and the indebtedness evidenced by this Certificate.

         This Certificate is secured by the security interests granted pursuant to Section 9.1 of the Third Amended and Restated Loan Certificate and Servicing Agreement. The holder of this Certificate is entitled to the benefits of the Third Amended and Restated Loan Certificate and Servicing Agreement and may enforce the agreements of the Seller contained in the Third Amended and Restated Loan Certificate and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Third Amended and Restated Loan Certificate and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Third Amended and Restated Loan Certificate and Servicing Agreement. If a Termination Event shall occur, the unpaid balance of the principal of all Advances, together with accrued interest thereon, shall be declared, and become, due and payable in the manner and with the effect provided in the Third Amended and Restated Loan Certificate and Servicing Agreement.

         The Seller, the Originator, the Servicer, the Purchasers, the Collateral Custodian and the Backup Servicer each intend, for federal, state and local income and franchise tax purposes only, that the Certificate be evidence of indebtedness of the Seller secured by the Assets. VFCC, as a Purchaser under the Third Amended and Restated Loan Certificate and Servicing Agreement, by the acceptance hereof, agrees to treat the Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

         This Certificate is one of the "Variable Funding Certificates" referred to in Section 2.1 of the Third Amended and Restated Loan Certificate and Servicing Agreement and represents a fractional undivided ownership interest in the Assets to the extent provided in the Third Amended and Restated Loan Certificate and Servicing Agreement. This Certificate shall be construed in accordance with and governed by the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      B-1-3

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as on the date first written above.

                                      CAPITALSOURCE FUNDING LLC

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      B-1-4

Schedule attached to Variable Funding Certificate dated April 22, 2003 of CapitalSource Funding LLC, payable to the order of Wachovia Securities, Inc., as agent for Variable Funding Capital Corporation

---------------------------------------------------------------------------------------------------
 Date of                       Principal                    Principal                   Outstanding
Advance or                     Amount of                    Amount of                    Principal
Repayment                       Advance                     Repayment                     Amount
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

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

                                      B-1-5